Exhibit 10.13

                                      LEASE

         THIS WRITING contains all the terms and conditions of a Lease, made and entered into this 4TH day of OCTOBER 1993, by and between ARNOLD INDUSTRIAL PARK ("Landlord") and FISCHER INTERNATIONAL ("Tenant"), wherein the parties agree that for the rents to be paid by Tenant and for the mutual covenants and conditions herein set forth, Landlord hereby leases to Tenant 5,000 square feet located at 3506 MERCANTILE AVENUE, COLLIER COUNTY, NAPLES, FLORIDA said unit consisting of approximately 5,000 square feet (the "demises premises") to be used and occupied by Tenant as OFFICE/STORAGE and for no other purposes or uses whatsoever without Landlords prior written consent.

         1. TERM. The term of this Lease shall be FOUR YEARS, commencing on the 1ST DAY AFTER THE ISSUANCE OF THE CERTIFICATE OF OCCUPANCY OR WHEN TENANT MOVES IN WHICH EVER OCCURS FIRST.

         2. BASE RENT. Tenant shall pay without demand to Landlord a base rent plus applicable sales tax (currently 6%) payable in monthly installments as follows:

                                       Maint./Mgmt/         Property             Sales              Total
Annual Rent           Base Rent          Insurance             Tax                Tax            Monthly Rent
 $27,550.00           $2,295.83           $195.00            $118.02            $156.53           $2,765.38

The rate shall increase by 5% each year over the previous years rental rate. Each month's rent shall be payable in advance, on the first day of each and every month of the term of this Lease except that rental payments for the first calendar month or part thereof, shall be paid on execution of this Lease.

         3. SECURITY DEPOSIT. The Landlord acknowledges that it has received from the Tenant $1,000.00 to remain on deposit with the Landlord during the term of this Lease and any extensions hereof as security for the payment of rent and damages. No interest shall be payable on the deposit, and it may be commingled with the general funds of the Landlord. If any rent or any other sum or charge payable by Tenant to Landlord shall be overdue and unpaid, or if Landlord makes any payments on behalf of Tenant, or if Tenant fails to perform any other terms of this Lease, then Landlord may at its option and without prejudice to any other remedy, immediately apply all or part of the security and damage deposit toward the payment of any amount due from Tenant or toward losses sustained by Landlord as a result of Tenant's default under this Lease. Tenant shall then immediately restore its security and damage deposit to the original sum deposited. Should the Landlord convey its interest under this Lease, the deposit may be turned over by the Landlord to the Landlord's grantee or assignee. If the security and damage deposit is turned over as aforesaid, the Tenant hereby releases the Landlord from any and all liability with respect to the deposit or its return, and the Tenant agrees to look solely to such grantee or assignee for such application or return, and this provision shall also apply to subsequent grantees or assigns.

         4. PAYMENT OF RENT. All payments shall be made without demand and without any deduction, set-off or counterclaim whatsoever and shall be made at 1361 Airport Road North, Naples, Florida 33942, or at such other place and to such other person as Landlord may from time to time designate.

         5. ADDITIONAL PAYMENTS BY TENANT. The Tenant shall pay for the following as additional rent:

                  5.1 REAL ESTATE TAXES. During the term of this Lease, Tenant shall pay to Landlord as additional rent his pro-rata share of all of the real estate taxes and assessments for road, sewer, water, drainage or other improvements and any other assessments for the property. The real estate taxes shall be payable monthly during the term of this Lease, or any extension thereto, within thirty (30) days after being billed therefor. If this Lease commences or terminates during any tax year, Tenant's proportionate share of taxes for that year shall be prorated for that portion of the tax year during which this Lease shall be effective.

                  5.2 SALES AND PERSONAL PROPERTY TAXES. Tenant shall pay to Landlord an amount equal to any sales or similar tax now or hereafter imposed upon Landlord on account of this Lease or rents due hereunder. Tenant shall pay such amount on the first day of each and every month of this Lease in which a base rent installment is payable to Landlord in accordance with Article 2. Tenant shall pay, promptly when due, and personal property tax levied against the demised premises and attributable to Tenant's personal property, trade fixtures and leasehold improvements placed in or about the demised premises.

                  5.3 UTILITIES. Tenant shall pay all charges for electricity, gas and other utilities used on the demised premises, including the costs of electricity to operate the air conditioning and interior lighting equipment provided by Landlord, and additional wiring, if any, required for special equipment, if any, installed by Tenant. The costs for electricity will be billed to Tenant directly and it shall be Tenant's responsibility to make satisfactory arrangements with Florida Power & Light Company to have electricity activated.

                  5.4 SEWER, WATER AND TRASH. Tenant agrees to pay sewer, water and trash charges directly to the respective suppliers thereof.

                  5.5 PROPERTY INSURANCE. During the term of this Lease, Tenant shall pay to Landlord as :additional rent all costs for insurance of the demised premises in an amount equal to the property's then current market value, along with a loss of rents policy that shall pay Landlord rent equal to 100% of all lost rental Income. The payments for the insurance premiums shall be payable and included with the monthly rental payment. If this Lease commences or terminates at a time when the insurance has already been paid, Tenant's proportionate share of insurance shall be prorated for that portion of the year during which this Lease shall be affective.

         6. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease, nor sublet the demised premises, or any part thereof, nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used by anyone other than Tenant, without prior written consent of Landlord. If Tenant requests such written consent, Tenant shall compensate Landlord for any legal fees incurred by Landlord in drafting or evaluating documents, or in otherwise dealing with such request. The Landlord will not unreasonably withhold an assignment. No subletting to which the Landlord may consent shall release or relieve the Tenant from its obligations under this Lease, and Landlord may look solely to Tenant for payment of rent and the performance of the terms and conditions of this Lease.

         7. COMPLIANCE WITH LAWFUL ORDERS. Tenant, at its sole cost and expense, shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county, and city governments and of any and all their departments and bureaus applicable to the demised premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with the demised premises during the Lease term. Tenant shall also promptly comply with and execute all rules, orders and regulations of insurance underwriters and insurance rating bureaus having jurisdiction for the prevention of fires. Tenant shall not commit or suffer any waste on the premises. nor use the premises for any unlawful purpose. Landlord shall not require Tenant to comply with any rules, orders, and regulations of any such governmental entity, department, or bureau regarding any damage, nuisance, or waste (including in particular any environmental damage), caused by any prior tenant, which includes Taylor Rental, the previous tenant. It is agreed that the Landlord will seek to have the previous Tenant be responsible for any such damage, nuisance or waste that occurred prior to this Lease and which any governmental unit seeks to correct, abate, diminish or otherwise prevent. If Taylor Rental fails to correct the problems the Landlord shall be responsible.

         8. ALTERATIONS. Tenant shall not, make any repairs, alterations or additions to the demised premises or the building of which the demises premises are a part nor attach or affix any articles thereto nor make any repairs, alterations or additions to the electrical service and heating, cooling and air conditioning, plumbing or sprinkler system without the written consent of the Landlord. If alterations become necessary because of the application of laws or ordinances or other directions, rules or regulations of any regulatory authority having jurisdiction over the business carried on by Tenant, or because of any act or default on the part of Tenant, or because Tenant has overloaded any electrical or other facility, Tenant shall make such alterations at its own cost and expense after first obtaining Landlord's written approval of plans and specifications and furnishing such indemnifications against liens, costs and damage as Landlord may reasonably require. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by Tenant upon the demised promises and which in any manner are attached to the floors, walls or ceiling, at the termination of this Lease shall become the property of Landlord, unless Landlord requests their removal,. and shall remain upon and be surrendered with the demised premises as a part thereof, without damage or injury, all without compensation or credit to Tenant. If Landlord requests Tenant, in writing, to do so, Tenant shall, on or before the end of the term, remove all such additions, installations and fixtures placed in the demised premises by Tenant and so designated by Landlord and Tenant shall pay for the reasonable cost of repairing damage occasioned by the removal. Tenant shall insure its leasehold improvements.

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         9. MAINTENANCE BY TENANT. Except as provided in paragraph 28.2, Tenant accepts the demised premises in the condition they are `in at the beginning of this Lease and agrees to maintain the demised premises in the same condition, order and repair as they are at, at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this Lease and damage or destruction by fire or other casualty, without the fault or neglect of Tenant. Tenant shall keep the windows and entrance doors clean at all times. Tenant shall pay to Landlord the cost of repairing any damage to the building or building equipment caused by any act or neglect of Tenant or its invitees (including, but limited to, damage to air conditioning equipment, water apparatus, electric lights, fixtures, appliances or appurtenances of the demised premises or damage caused by overflow or escape of water, steam or gas or from improper use of the electrical system due to negligence of Tenant or its invitees) to the extent Landlord is not reimbursed for such cost through insurance carried by Landlord, it being understood that Landlord is not required by this paragraph to maintain insurance against any particular type of loss or in an amount which will result in a 100% recovery of any loss.

         10. AIR CONDITIONING AND INTERIOR REPAIRS AND REPLACEMENT. Tenant agrees to maintain regularly and to repair the air conditioning equipment, and to keep such equipment in good working order. Tenant agrees to employ, at its expense, an air-conditioning maintenance service acceptable to the Landlord to inspect the equipment, change filters and lubricate the air conditioning equipment no less than four times per year and maintain the equipment in good working order, and shall provide evidence of such service, at the Landlord's request, in the form of paid invoices for such service. Tenant agrees to pay all costs of replacements or repairs of fixtures, lamps, tubes, ballasts, starters, transformers, fuses, and all other interior electric service and lighting equipment. Tenant agrees to maintain interior walls, ceiling and floors in good order, condition and repair.

         11. GLASS. Tenant shall forthwith at its own cost and expense replace with glass of the same quality any cracked or broken glass, including plate glass, other glass, or breakable material used in structural portions, and any interior and exterior windows and doors in the demised premises. Tenant shall procure and maintain during the term of this Lease a policy or policies in companies acceptable to Landlord, insuring Landlord and Tenant, as their interest may appear, against breakage of all such glass and breakable materials in the demised premises and shall deposit such policy or policies, or certificates evidencing their existence, together with evidence of the payment of the premiums thereon, with Landlord at the commencement of the term and at least thirty days prior to the expiration of each such policy. Should Tenant fail to procure and maintain any such insurance, Landlord may, at its option, obtain the insurance and keep t ' he same in force and effect, and Tenant shall pay Landlord upon demand for the costs of the insurance.

         12. SIGNS. Tenant shall not erect or install any exterior or interior window or door signs, advertising media, or window or door lettering or placards without Landlord's prior written consent. Tenant shall not install any lighting or plumbing fixtures, shades or awnings, or make any decoration or painting, or install any radio or television antenna, loud speakers, sound amplifiers or similar devices, or make any changes to the store front without Landlord's prior written consent. Landlord may withhold approval of any items which he deems to be not in

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conformity with the character of the building or the neighborhood. Tenant may install a sign on the exterior of the building conforming to county codes and requirements with Landlord having final approval if such sign.

         13. INSPECTION, ENTRY AND REPAIR. Landlord and his agent shall have the right to enter the demised premises during all reasonable hours, to examine the same, to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation of the demised premises, or of the building, and to put or keep upon the doors and windows thereof a notice "FOR RENT" at any time within ninety (90) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations or additions, which do not conform to this agreement or to the reasonable rules and regulations of the building which the Landlord may from time to time promulgate and which shall be applicable to all tenants. Landlord reserves the right to have a pass key to the demised premises. It is further understood and agreed between the parties that any charges against the Tenant by the Landlord for services or work done on the premises by order of the Tenant or otherwise accruing under this contract shall be considered as rent due and shall be included in any lion for rent due and unpaid.

         14. RIGHT TO SHOW PREMISES. During the last ninety (90) days of this Lease, Landlord may, during normal business hours and after reasonable notice to Tenant, enter and exhibit the premises to prospective tenants.

         15. DESTRUCTION OF DEMISED PREMISES. In the event the demised premises are destroyed, damaged or injured by fire or other casualty insurable under standard fire and extended coverage insurance during the term of this Lease then Landlord shall repair the demised premises, restoring them as nearly as practicable to their condition before the occurrence of the casualty. However, if the Landlord notifies Tenant in writing that the demised premises cannot reasonably be restored within one hundred twenty (120) days after the notice of occurrence of the casualty either party may terminate this Lease by written notice to the other. If the demised premises themselves are not damaged by fire or other casualty, but the building is so damaged that Landlord shall determine not to rebuild, then Landlord may terminate this Lease by written notice to Tenant. In the event of termination under this paragraph, the rent shall be payable only to the date of the fire or casualty and all obligations and liabilities of Landlord and Tenant under this Lease shall thereupon terminate and Landlord shall refund to Tenant any unearned rent paid in advance.

         16. CONDEMNATION OF DEMISES PREMISES. If the demised premises are condemned or appropriated by any public or quasi-public authority having power of eminent domain, or sold under imminent threat, of eminent domain, then this Lease shall terminate as of the data that possession shall be required by the appropriating authority. If condemnation, appropriation or sale occurs with respect to only a portion of the demised premises and the demised premises remain tenantable, this Lease shall terminate as to the portion of the demised premises so condemned, appropriated or sold on the day Tenant must yield possession thereof. Landlord shall make such repairs and alterations as may be necessary in order to restore the remaining demised premises to usable condition and the rent payable under this Lease shall be reduced

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

equitably according to Tenant's use of the part of the demised premises so taken. In the event of a termination or partial termination as described above, Landlord shall refund to Tenant the unearned portion of any rent paid in advance. Tenant shall surrender the premises for which the Lease was terminated, and Tenant shall not be entitled to participate in any award or sale price of the premises. However, the Landlord shall not be entitled to any portion of the award to the Tenant for loss of business, depreciation to and cost of removal of stock and fixtures. Tenant shall be entitled to appear in any appropriation proceedings or to claim a value for the unexpired term of this Lease.

         17. DAMAGE TO TENANT. All personal property placed in, or moved into, the demised premises shall be at risk of Tenant or owner of the personal property, and Landlord shall not be liable to Tenant or to any other person for damage to the personal property from any cause whatsoever unless directly resulting from Landlord's act, or neglect after notice. Landlord shall not be liable for any damage arising from any acts or neglect of co-tenants or other occupants of the building or of adjacent property or of any other person. For purposes of this clause, the term "personal property" shall include, but not be limited to, merchandise, inventory and all improvements within the demised premises whether installed by the Landlord or Tenant, such as ceiling tiles, shelving or other improvements.

         18. DEFAULT BY TENANT.

                  18.1 The prompt payment of rent for the demised premises upon the dates named, or when billed therefor, the faithful performance of all covenants of this Lease and the faithful observance of the rules and regulations of the entire building, grounds and parking facilities now in existence, and which are hereby made a part of this Lease, and of such further reasonable rules and regulations for the entire building, grounds and parking facilities which may be hereafter made by the Landlord, are the conditions upon which this Lease is made and accepted. Any failure on the part of Tenant to comply with the terms of this Lease, or any of the reasonable rules and regulations now in existence, or hereafter prescribed by the Landlord, shall at the option of Landlord, after giving notice as provided in this paragraph, work a forfeiture of this Lease and all of the rights of Tenant hereunder, and thereupon Landlord, its agent or attorneys, shall have. the right to enter the demised premises and remove all persons therefrom and shall have the right to declare the entire rent for the balance of the term, or any part thereof, immediately due and payable in full and may proceed to collect same either by distress or otherwise, and thereupon the Lease shall terminate.

The expression "entire rent for the balance of the term" as used herein shall mean all of the rent prescribed to be paid by the Tenant to the Landlord for the full term of the Lease, less any payments that have been made on account of and pursuant to the terms of the Lease. Tenant shall be entitled to ten days notice of any monetary default under this Lease and thirty days notice of any non-monetary default, but Tenant agrees that if Tenant's default has not been cured within the time prescribed by any notice of default, Landlord, its agent or attorneys, may immediately re-enter the demised premises and dispossess Tenant without further legal notice or the institution of any legal proceedings whatsoever, to the extent that such waiver and agreement by Tenant, or such acts by Landlord are not prohibited by law.

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                  18.2 If Tenant shall abandon or vacate the demised premises before the end of the term of this Lease, or permit the rent to be in arrears or otherwise fail to comply with the terms of this Lease, Landlord may, at its option, forthwith terminate this Lease or may enter the demised premises as the agent of Tenant, in any manner not prohibited by law, without being liable in any way therefor, and relet the demised premises with or without any furniture, fixtures, and equipment that may be situated therein, at such rent and upon such terms and for such duration of time as Landlord may determine, and receive the rent therefor, applying the same to the payment of the rent due hereunder. If the full rental herein provided shall not be realized by Landlord over and above the expenses to Landlord in reletting, Tenant shall pay any deficiency.

                  18.3 Tenant agrees to pay, to the extent not prohibited by law, all expenses which Landlord may incur in reletting the demised premises after Tenant's forfeiture of the Lease, abandonment or vacation of the demised premises, Tenant also agrees that if Landlord retains an attorney to enforce the provisions of this Lease, or if suit is brought for recovery of possession of the Premises, for the recovery of rent or any other amount due under this Lease, or because of the breach of any other covenant herein to be kept or performed by Tenant, Tenant shall pay to Landlord all expenses incurred, including reasonable attorneys' fees, which fees shall include services at trial and appellate levels.

                  18.4 The rights and remedies of Landlord upon any default by Tenant as set forth in this Lease shall be cumulative and not exclusive of any other rights or remedies of law or in equity. The failure of Landlord to promptly exercise any right or remedy shall not operate to forfeit any right or remedy.

         19. WAIVER OF JURY TRIAL. The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matters whatsoever arising out of or in any way connected with this Lease or Tenant's use or occupancy of the premises.

         20. LATE CHARGE FOR DELINQUENT RENT. If the Tenant defaults in the payment of any installment of base rent or additional rent by the 10th of each month, then the Landlord may impose a late charge of five percent of the base rent.

         21. RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT. If Tenant defaults in the making of any payment or in the doing of any act required by this Lease to be made or done by Tenant, Landlord may, but shall not be required to, make such payment or do such act, and the expense thereof, if made or done by Landlord, with interest thereon at the rate of eighteen percent (18%) per annum from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute additional rent due and payable with the next monthly installment of base rent. The making of such payment or the doing of such act by Landlord shall not operate to cure the default or to prevent Landlord from the pursuit of any remedy to which it would otherwise be entitled.

         22. BANKRUPTCY OF TENANT. If Tenant shall become insolvent or unable to pay its debts as they mature, or if bankruptcy proceedings shall be begun by or against Tenant before the end of the Lease term, Landlord is hereby irrevocably authorized at its option, to forthwith terminate this Lease, as upon a default by Tenant. Landlord may elect to accept rent from such receiver, trustee, or other judicial officer during the term of occupancy in a fiduciary capacity without

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affecting Landlord's rights as contained in this Lease, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the demised premises by virtue of Landlord's election.

         23. ENCUMBRANCES. Tenant, shall not in any way pledge, mortgage, or encumber this Lease or its rights under it without prior written consent of the Landlord.

         24. LIEN AND SECURITY. Tenant hereby pledges and assigns to Landlord, and agrees that Landlord shall have a lien upon all the carpeting, furniture, fixtures, goods, chattels, and equipment of Tenant, which shall or may be brought or put on the demised premises, as security for the payment of the rent herein reserved. In the event Lessor exercises the option to terminate the Lease, and to re-enter and relet the premises as provided in this Lease, the Lessor may take possession of all of the Lessee's property on the premises and sell the same at public or private sale after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, for cash or on credit, or for such price and terms as Lessor deems best, with or without having the property present at the sale. The proceeds of the sale shall, to the extent not prohibited by law, be applied first to the necessary and proper expenses of removing, storing and selling the property including attorney's fees, then to the payment of any rent due or to become due under this Lease, with the balance, if any, to be paid to Lessee. Landlord agrees to execute a subordination agreement on the equipment.

         25. INDEMNITY BY TENANT AND LIABILITY INSURANCE.

                  25.1 Tenant shall protect, save and keep Landlord harmless and indemnified against any loss, costs, damage or expense, including reasonable attorney's fees incurred by Landlord in the defense or payment of any .claim arising out of or from any accident or other occurrence in the demised premises causing injury or damage to any person or property, due or claimed to be due to any act, failure to act or negligence on the part of Tenant, its agents, employees, invitees, or licensees, or due or claimed to be due to any failure of Tenant, its agents, employees, invitees, or licensees, to comply with or perform any of the requirements of this Lease on its part to be performed, or due or, claimed to be due to any use of the demised premises by Tenant, its agents, employees, invitees, licensees or lessees.

                  25.2 Tenant agrees to procure and maintain a policy or policies of insurance at its own cost and expense with a company authorized and permitted to do business in the State of Florida, indemnifying Landlord from all claim, demands or actions arising or claimed to have arisen because of the injury to, or death of, any one or more persons in any one occurrence in amounts of not less than $1,000,000.00 and because of damage to property in amounts of not less than $500,000.00 made by or on behalf' of any one or more persons or corporations alleged to have arisen from, been related to, or been connected with the conduct and operation of Tenant's business in the demised premises, or Tenant's occupancy thereof.

Furthermore, if experience during the term of this Lease shows the above coverage to be insufficient, additional coverage will be procured by the Tenant at Landlord's request. The insurance shall not be subject to cancellation except after at least ten (10) days prior written. notice to Landlord. The policy or policies, or duly executed certificates or certificates for the

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same, together with satisfactory evidence of the payments of the premium thereon, shall be deposited with Landlord at the commencement of the term and renewals thereof not less than ninety (90) days prior to the expiration of the term of such coverage.

         26. OUTSIDE AREAS. Tenant shall keep any outside area and common area immediately adjoining the demised premises clean and free from dirt and rubbish, and Tenant shall not permit any obstruction or any merchandise, packing containers, and materials to be placed or kept in such areas.

         27. HOLDING OVER. In the event Tenant remains in possession of the demised premises after the expiration of the tenancy created by this Lease, and without the execution of a new Lease, Tenant shall be deemed to be occupying the demised premises as a tenant from month to month. at two hundred percent (200%) of fixed base rent for the last month of the Lease, subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

         28. LANDLORD'S COVENANTS.

                  28.1 The Landlord covenants and agrees with Tenant that so long as Tenant shall pay the rent and keep and perform the other covenants of this Lease to be kept and performed by Tenant, Tenant shall peaceably and quietly hold the demised premises without any interference from the Landlord.

                  28.2 Landlord warrants that the demised premises comply with all applicable rules, orders, regulations and laws respecting zoning and fire prevention and that the plumbing and electrical will be in good working order at the commencement of this Lease, Landlord will, at his expense, repair any defects in the plumbing and electrical of which he is notified within seven (7) days after occupancy of the demised premises by Tenant, but in no event shall the Landlord's obligation to repair last more than 30 days after the Lease commences.

         29. OPERATION OF BUSINESS. Tenant agrees to keep the demised premises open for business at least eleven months of each calendar year. During the time that the business may be closed, the demised premises should be kept so as to appear that they are still open for business in so far as is practicable.

         30. WAIVER OF HOMESTEAD. Tenant hereby waives and renounces for himself and family any and all homestead and exemption rights he may have now, or hereafter, under or by virtue of the constitution and laws of the State of Florida, or of any other State, or of the United States, as against the payment of said rental or any portion hereof, or any other obligation or damage that may accrue under the terms of this Lease.

         31. TIME OF ESSENCE. It is understood and agreed that time is of the essence of this Lease and this applies to all terms and conditions contained in this Lease.

         32. MECHANICS LIENS. The parties acknowledge that no improvements or repairs are required by this Lease, and any improvements or repairs to the demised premises which may be

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

made shall be at Tenant's sole expense, unless otherwise specifically provided in this Lease. Tenant agrees that it shall not under any circumstances permit or allow a mechanics lien to be filed against the Landlord's property as a result of work or materials provided to the demised premises. If any mechanics lien shall be filed against Landlord's property as a result of work or materials provided to the demised premises, the Tenant shall cause the lien to be removed to a bond as provided by Florida's Mechanic's Lien Law within seven days after Landlord's demand. Failure to remove the lien to bond within seven days after demand constitutes a default under this Lease and shall, at Landlord's option, be grounds for forfeiture of this Lease.

         33. BINDING EFFECT. This Lease shall bind Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

         34. NOTICES. All notices, consents, requests, payments and other communications required or permitted to be sent by this Lease shall be in writing and shall be delivered in person or sent by registered or certified mail, return receipt requested, to the proper address of the other party to this Lease, which address shall be (unless and until another address is furnished by notice):

                  If to Landlord, to:                1361 Airport Road North
                                                     Naples, Florida 33942

                  If to Tenant, to:                  Fischer International
                                                     3506 Merchantile Avenue
                                                     Bay B & C
                                                     Naples, Florida 33942

Notices shall be effective and deemed delivered when properly addressed and deposited with the United States or Canadian Post Office for delivery, postage prepaid.

         35. NON WAIVER OF BREACH. No waiver of a breach of any of the covenants or conditions of this Lease shall be construed to be a waiver of any succeeding breach of that same covenant, condition or any other covenant or condition.

         36. OPTION TO RENEW. So long as Tenant is not in default of this Lease, Tenant shall have the option to renew this Lease of the demised premises for a further term of One/Four year term, under and subject to the same covenants and agreements as are herein contained. The rent for the renewal options shall be as follows:

                    ANNUAL BASE RATE                       MONTHLY BASE RENT
                    ----------------                       -----------------
                       $66,974.39                              $5,581.20

The rental rate for the renewal options shall escalate as outlined in Addendum "A" hereto attached. Tenant must exercise the option by notifying Landlord in writing not less than one hundred eighty (180) days prior to the expiration of the term granted by this Lease. Tenant's right to renew is void if Tenant is not in compliance with all terms and conditions of this Lease at the time the renewal period commences.

         37. HEADINGS. The headings to the several articles of this Lease are for convenient reference only and shall not be construed as limited or changing the context of any article.

         38. SEVERABILITY. Each paragraph and provision of this Lease and any part thereof, is an independent paragraph, provision or part thereof, and the holding of any paragraph, provision or part thereof to be void or ineffective for any reason whatsoever does not affect the validity or effectiveness of any other paragraph, provision or part thereof.

         39. ENTIRE AGREEMENT. This instrument contains the entire agreement of Landlord and Tenant. No oral amendment, modification, or understanding shall be made, but only an agreement in writing signed by the parties shall be valid as an amendment, modification or change to this Lease.

         40. LEASE COMMENCEMENT. This Lease will commence on the 1st day after the Certificate of Occupancy is issued or when tenant moves in which ever occurs first.

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purposes herein expressed, the day and year above written.

Signed, Sealed and Delivered
in the presence of

                                           ARNOLD INDUSTRIAL PARK ("Landlord")

/s/ LAMONA D. ANVIL                        By:/s/ JOHN L. ARNOLD
                                              ------------------
                                              John L Arnold

                                           FISCHER INTERNATIONAL ("Tenant")

/s/ PATRICIA JAN PALMER                    By:/s/ M.L. MENUDA
                                              ---------------

                                      LEASE
                                     RENEWAL

         THIS WRITING contains all the terms and conditions of a Lease, made and entered into this 4TH day of. OCTOBER 1993, by and between ARNOLD INDUSTRIAL PARK ("Landlord") and FISCHER INTERNATIONAL ("Tenant"), wherein the parties agree that for the rents to be paid by Tenant and for the mutual covenants and conditions herein set forth, Landlord hereby leases to Tenant 10,000 square feet located at 3506 MERCHANTILE AVENUE BAY B & C, COLLIER COUNTY, NAPLES, FLORIDA said unit consisting of approximately 10,000 square feet (the "demised premises") to be used and occupied by Tenant as OFFICE/STORAGE and for no other purposes or uses whatsoever without Landlords prior written consent.

         1. TERM. The term of this Lease shall be FOUR (4) YEARS, commencing on the JANUARY 1, 1994 and ending on DECEMBER 31, 1997.

         2. BASE RENT. Tenant shall pay without demand to Landlord a base rent plus applicable sales tax (currently 6%) payable In monthly installments as follows,

                                                                           Property Sales                Total
                                                                    ------------------------------  ---------------
  Annual Rent         Base Rent      Maint./Mgmt./Insurance          Tax              Tax            Monthly Rent
-------------------------------------------------------------------------------------------------------------------
  $55,100.00          4,591.67               348.37                 252.00          311.52              5,503.56

The rate shall increase by 5% each year over the previous years rental rate. Each months RENT shall be payable in advance, on the first day of each and every month of the term of this Lease except that rental payments for the first calendar month or part thereof, shall be paid On execution of this Lease.

         3. SECURITY DEPOSIT. The Landlord acknowledges that it has received from the Tenant $1,590,00 to remain on deposit with the Landlord during the term of this Lease and any extensions hereof as security for the payment of rent and damages. No interest shall be payable on the deposit, and it may be commingled with the general funds of the Landlord. If any rent or any other sum or charge payable by Tenant to Landlord shall be overdue and unpaid, or if Landlord makes any payments on behalf of Tenant, or if Tenant fails to perform any other terms of this Lease, then Landlord may at its option and without prejudice, to any other remedy, immediately apply all or part of the security and damage deposit toward the payment of any amount due from Tenant or toward losses sustained by Landlord as a result of Tenant's default under this Lease, Tenant shall then immediately restore its security and damage deposit to the original sum deposited. Should the Landlord convey its interest under this Lease, the deposit may be turned over by the Landlord to the Landlord's grantee or assignee. If the security and damage deposit is turned over as aforesaid, the Tenant hereby releases the Landlord from. any and all liability with respect to the deposit or its return, and the Tenant agrees to look solely to such grantee or assignee for such application or return, and this provision shall also apply to subsequent grantees or assigns.

         4. PAYMENT OF RENT. All payments shall be made without demand and without any deduction set-off or counterclaim whatsoever and shall be made at 1361 Airport Road North, Naples, Florida 33942, or at such other place and to such other person as Landlord may from time to time designate.

         5. ADDITIONAL PAYMENTS BY TENANT, The Tenant shall pay for the following as additional rent:

                  5.1. REAL ESTATE TAXES. During the term of this Lease, Tenant shall pay to Landlord as additional rent his pro-rata share of all of the real estate taxes and assessments for road, sewer, water, drainage or other improvements and any other assessments for the property. The real estate taxes shall be payable monthly during the term of this Lease, or any extension thereto, within thirty (30) days after being billed therefor. If this Lease commences or terminates during any tax year, Tenant's proportionate share of taxes for that year shall be prorated for that portion of the tax year during which this Lease shall be effective.

                  5.2. SALES AND PERSONAL PROPERTY TAXES. Tenant shall pay to Landlord an amount equal to any sales or similar tax now or hereafter imposed upon Landlord on account of this Lease or rents due hereunder. Tenant shall pay such amount on the first day of each and every month of this Lease in which a base rent installment is payable to Landlord in accordance with Article 2, Tenant shall pay, promptly when due and personal property tax envied against the demised promises and attributable to Tenant's personal property, trade fixtures and leasehold improvements placed in or about the demised premises.

                  5.3. UTILITIES, Tenant shall pay all charges for electricity, gas and other utilities used on the demised premises, including the costs of electricity to operate the air conditioning and interior lighting equipment provided by Landlord, and additional wiring, if any, if any, required for special equipment, if any, installed by Tenant. The costs for electricity will be billed to Tenant directly and it shall be Tenant's responsibility to make satisfactory arrangements with Florida Power & Light Company to have electricity activated.

                  5.4. SEWER, WATER AND TRASH, Tenant agrees to pay sewer, water and trash charges directly to the respective suppliers thereof.

                  5.5. PROPERTY INSURANCE. During the term of this Lease, Tenant shall pay to Landlord-as additional rent all costs for insurance of the demised premises in an amount equal to the property's then current market value, along with a loss of rents policy that shall pay Landlord rent equal to 100% of all lost rental income. The payments for. the insurance premiums shall be payable and included with the monthly rental payment. If this Lease commences or terminates at a time when the insurance has already been paid, Tenant's proportionate share of insurance shall be prorated for that portion of the year during which this Lease shall be effective.

         6. ASSIGNMENT AND SUBLETTING, Tenant shall not assign this Lease, nor sublet the demised premises, or any part thereof, nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used by anyone other than Tenant, without prior written consent of

Landlord. If Tenant requests such written consent, Tenant shall compensate Landlord for any legal fees incurred by Landlord in drafting or evaluating documents, or in otherwise dealing with such request. The Landlord will not unreasonably withhold an assignment, No subletting to which the Landlord may consent shall release or relieve the Tenant from its obligations under this Lease, and Landlord may look 'solely to Tenant for payment of rent and the performance of the terms and conditions of this Lease.

         7. COMPLIANCE WITH LAWFUL ORDERS. Tenant, at its sole cost and expense, shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county, and city governments and of any and all their departments and bureaus applicable to the demised premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with the demised premises during the Lease term. Tenant shall also promptly comply with and execute all rules, orders and regulations of insurance underwriters and insurance rating bureaus having jurisdiction for the prevention of fires. Tenant shall not commit or suffer any waste on the premises nor use the premises for any unlawful purpose.

         8. ALTERATIONS. Tenant shall not, make any repairs, alterations or additions to the demised premises or the building of which the demises premises are a part nor attach or affix any articles thereto nor make any repairs, alterations or additions to the electrical service and heating, cooling and air conditioning, plumbing or sprinkler system without the written consent of the Landlord. If alterations become necessary because of the application of laws or ordinances or other directions, rules or regulations of any regulatory authority having jurisdiction over the business carried on by Tenant, or because of any act or default on the part of Tenant, or because Tenant has overloaded any electrical or other facility, Tenant shall make such alterations at its own cost and expense after first obtaining Landlord's written approval of plans and specifications and furnishing such indemnifications against liens, costs and damage as Landlord may reasonably require. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by Tenant upon the demised promises and which in any manner are attached to the floors, walls or ceiling, at the termination of this Lease shall become the property of Landlord, unless Landlord requests their removal,. and shall remain upon and be surrendered with the demised premises as a part thereof, without damage or injury, all without compensation or credit to Tenant. If Landlord requests Tenant, in writing, to do so, Tenant shall, on or before the end of the term, remove all such additions, installations and fixtures placed in the demised premises by Tenant and so designated by Landlord and Tenant shall pay for the reasonable cost of repairing damage occasioned by the removal. Tenant shall insure its leasehold improvements.

         9. MAINTENANCE BY TENANT. Except as provided in paragraph 28.2, Tenant accepts the demised premises in the condition they are `in at the beginning of this Lease and agrees to maintain the demised premises in the same condition, order and repair as they are at, at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this Lease and damage or destruction by fire or other casualty, without the fault or neglect of Tenant. Tenant shall keep the windows and entrance doors clean at all times. Tenant shall pay to Landlord the cost of repairing any damage to the building or building equipment caused by any act or neglect of Tenant or its invitees (including, but limited to, damage to air conditioning equipment, water apparatus, electric lights, fixtures, appliances or appurtenances of the demised premises or damage caused by overflow or escape of water, steam or gas or from improper use of the electrical system due to negligence of Tenant or its invitees) to the extent Landlord is not reimbursed for such cost through insurance carried by Landlord, it being understood that Landlord is not required by this paragraph to maintain insurance against any particular type of loss or in an amount which will result in a 100% recovery of any loss.

         10. AIR CONDITIONING AND INTERIOR REPAIRS AND REPLACEMENT. Tenant agrees to maintain regularly and to repair the air conditioning equipment, and to keep such equipment in good working order. Tenant agrees to employ, at its expense, an air-conditioning maintenance service acceptable to the Landlord to inspect the equipment, change filters and lubricate the air conditioning equipment no less than four times per year and maintain the equipment in good working order, and shall provide evidence of such service, at the Landlord's request, in the form of paid invoices for such service. Tenant agrees to pay all costs of replacements or repairs of fixtures, lamps, tubes, ballasts, starters, transformers, fuses, and all other interior electric service and lighting equipment. Tenant agrees to maintain interior walls, ceiling and floors in good order, condition and repair.

         11. GLASS. Tenant shall forthwith at its own cost and expense replace with glass of the same quality any cracked or broken glass, including plate glass, other glass, or breakable material used in structural portions, and any interior and exterior windows and doors in the demised premises. Tenant shall procure and maintain during the term of this Lease a policy or policies in companies acceptable to Landlord, insuring Landlord and Tenant, as their interest may appear, against breakage of all such glass and breakable materials in the demised premises and shall deposit such policy or policies, or certificates evidencing their existence, together with evidence of the payment of the premiums thereon, with Landlord at the commencement of the term and at least thirty days prior to the expiration of each such policy. Should Tenant fail to procure and maintain any such insurance, Landlord may, at its option, obtain the insurance and keep t ' he same in force and effect, and Tenant shall pay Landlord upon demand for the costs of the insurance.

         12. SIGNS. Tenant shall not erect or install any exterior or interior window or door signs, advertising media, or window or door lettering or placards without Landlord's prior written consent. Tenant shall not install any lighting or plumbing fixtures, shades or awnings, or make any decoration or painting, or install any radio or television antenna, loud speakers, sound amplifiers or similar devices, or make any changes to the store front without Landlord's prior written consent. Landlord may withhold approval of any items which he deems to be not in conformity with the character of the building or the neighborhood. Tenant may install a sign on the exterior of the building conforming to county codes and requirements with Landlord having final approval if such sign.

         13. INSPECTION, ENTRY AND REPAIR. Landlord and his agent shall have the right to enter the demised premises during all reasonable hours, to examine the same, to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation of the demised premises, or of the building, and to put or keep upon the doors and windows thereof a notice "FOR RENT" at any time within ninety (90) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations or additions, which do not conform to this agreement or to the reasonable rules and regulations of the building which the Landlord may from time to time promulgate and which shall be applicable to all tenants. Landlord reserves the right to have a pass key to the demised premises. It is further understood and agreed between the parties that any charges against the Tenant by the Landlord for services or work done on the premises by order of the Tenant or otherwise accruing under this contract shall be considered as rent due and shall be included in any lion for rent due and unpaid.

         14. RIGHT TO SHOW PREMISES. During the last ninety (90) days of this Lease, Landlord may, during normal business hours and after reasonable notice to Tenant, enter and exhibit the premises to prospective tenants.

         15. DESTRUCTION OF DEMISED PREMISES. In the event the demised premises are destroyed, damaged or injured by fire or other casualty insurable under standard fire and extended coverage insurance during the term of this Lease then Landlord shall repair the demised premises, restoring them as nearly as practicable to their condition before the occurrence of the casualty. However, if the Landlord notifies Tenant in writing that the demised premises cannot reasonably be restored within one hundred twenty (120) days after the notice of occurrence of the casualty either party may terminate this Lease by written notice to the other. If the demised premises themselves are not damaged by fire or other casualty, but the building is so damaged that Landlord shall determine not to rebuild, then Landlord may terminate this Lease by written notice to Tenant. In the event of termination under this paragraph, the rent shall be payable only to the date of the fire or casualty and all obligations and liabilities of Landlord and Tenant under this Lease shall thereupon terminate and Landlord shall refund to Tenant any unearned rent paid in advance.

         16. CONDEMNATION OF DEMISES PREMISES. If the demised premises are condemned or appropriated by any public or quasi-public authority having power of eminent domain, or sold under imminent threat, of eminent domain, then this Lease shall terminate as of the data that possession shall be required by the appropriating authority. If condemnation, appropriation or sale occurs with respect to only a portion of the demised premises and the demised premises remain tenantable, this Lease shall terminate as to the portion of the demised premises so condemned, appropriated or sold on the day Tenant must yield possession thereof. Landlord shall make such repairs and alterations as may be necessary in order to restore the remaining demised premises to usable condition and the rent payable under this Lease shall be reduced equitably according to Tenant's use of the part of the demised premises so taken. In the event of a termination or partial termination as described above, Landlord shall refund to Tenant the unearned portion of any rent paid in advance. Tenant shall surrender the premises for which the Lease was terminated, and Tenant shall not be entitled to participate in any award or sale price of the premises. However, the Landlord shall not be entitled to any portion of the award to the Tenant for loss of business, depreciation to and cost of removal of stock and fixtures. Tenant shall be entitled to appear in any appropriation proceedings or to claim a value for the unexpired term of this Lease.

         17. DAMAGE TO TENANT. All personal property placed in, or moved into, the demised premises shall be at risk of Tenant or owner of the personal property, and Landlord shall not be liable to Tenant or to any other person for damage to the personal property from any cause whatsoever unless directly resulting from Landlord's act, or neglect after notice. Landlord shall not be liable for any damage arising from any acts or neglect of co-tenants or other occupants of the building or of adjacent property or of any other person. For purposes of this clause, the term "personal property" shall include, but not be limited to, merchandise, inventory and all improvements within the demised premises whether installed by the Landlord or Tenant, such as ceiling tiles, shelving or other improvements.

         18. DEFAULT BY TENANT.

                  18.1 The prompt payment of rent for the demised premises upon the dates named, or when billed therefor, the faithful performance of all covenants of this Lease and the faithful observance of the rules and regulations of the entire building, grounds and parking facilities now in existence, and which are hereby made a part of this Lease, and of such further reasonable rules and regulations for the entire building, grounds and parking facilities which may be hereafter made by the Landlord, are the conditions upon which this Lease is made and accepted. Any failure on the part of Tenant to comply with the terms of this Lease, or any of the reasonable rules and regulations now in existence, or hereafter prescribed by the Landlord, shall at the option of Landlord, after giving notice as provided in this paragraph, work a forfeiture of this Lease and all of the rights of Tenant hereunder, and thereupon Landlord, its agent or attorneys, shall have. the right to enter the demised premises and remove all persons therefrom and shall have the right to declare the entire rent for the balance of the term, or any part thereof, immediately due and payable in full and may proceed to collect same either by distress or otherwise, and thereupon the Lease shall terminate.

The expression "entire rent for the balance of the term" as used herein shall mean all of the rent prescribed to be paid by the Tenant to the Landlord for the full term of the Lease, less any payments that have been made on account of and pursuant to the terms of the Lease. Tenant shall be entitled to ten days notice of any monetary default under this Lease and thirty days notice of any non-monetary default, but Tenant agrees that if Tenant's default has not been cured within the time prescribed by any notice of default, Landlord, its agent or attorneys, may immediately re-enter the demised premises and dispossess Tenant without further legal notice or the institution of any legal proceedings whatsoever, to the extent that such waiver and agreement by Tenant, or such acts by Landlord are not prohibited by law.

                  18.2 If Tenant shall abandon or vacate the demised premises before the end of the term of this Lease, or permit the rent to be in arrears or otherwise fail to comply with the terms of this Lease, Landlord may, at its option, forthwith terminate this Lease or may enter the demised premises as the agent of Tenant, in any manner not prohibited by law, without being liable in any way therefor, and relet the demised premises with or without any furniture, fixtures, and equipment that may be situated therein, at such rent and upon such terms and for such duration of time as Landlord may determine, and receive the rent therefor, applying the same to the payment of the rent due hereunder. If the full rental herein provided shall not be realized by Landlord over and above the expenses to Landlord in reletting, Tenant shall pay any deficiency.

                  18.3 Tenant agrees to pay, to the extent not prohibited by law, all expenses which Landlord may incur in reletting the demised premises after Tenant's forfeiture of the Lease, abandonment or vacation of the demised premises, Tenant also agrees that if Landlord retains an attorney to enforce the provisions of this Lease, or if suit is brought for recovery of possession of the Premises, for the recovery of rent or any other amount due under this Lease, or because of the breach of any other covenant herein to be kept or performed by Tenant, Tenant shall pay to Landlord all expenses incurred, including reasonable attorneys' fees, which fees shall include services at trial and appellate levels.

                  18.4 The rights and remedies of Landlord upon any default by Tenant as set forth in this Lease shall be cumulative and not exclusive of any other rights or remedies of law or in equity. The failure of Landlord to promptly exercise any right or remedy shall not operate to forfeit any right or remedy.

         19. WAIVER OF JURY TRIAL. The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matters whatsoever arising out of or in any way connected with this Lease or Tenant's use or occupancy of the premises.

         20. LATE CHARGE FOR DELINQUENT RENT. If the Tenant defaults in the payment of any installment of base rent or additional rent by the 10th of each month, then the Landlord may impose a late charge of five percent of the base rent.

         21. RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT. If Tenant defaults in the making of any payment or in the doing of any act required by this Lease to be made or done by Tenant, Landlord may, but shall not be required to, make such payment or do such act, and the expense thereof, if made or done by Landlord, with interest thereon at the rate of eighteen percent (18%) per annum from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute additional rent due and payable with the next monthly installment of base rent. The making of such payment or the doing of such act by Landlord shall not operate to cure the default or to prevent Landlord from the pursuit of any remedy to which it would otherwise be entitled.

         22. BANKRUPTCY OF TENANT. If Tenant shall become insolvent or unable to pay its debts as they mature, or if bankruptcy proceedings shall be begun by or against Tenant before the end of the Lease term, Landlord is hereby irrevocably authorized at its option, to forthwith terminate this Lease, as upon a default by Tenant. Landlord may elect to accept rent from such receiver, trustee, or other judicial officer during the term of occupancy in a fiduciary capacity without affecting Landlord's rights as contained in this Lease, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the demised premises by virtue of Landlord's election.

         23. ENCUMBRANCES. Tenant, shall not in any way pledge, mortgage, or encumber this Lease or its rights under it without prior written consent of the Landlord.

         24. LIEN AND SECURITY. Tenant hereby pledges and assigns to Landlord, and agrees that Landlord shall have a lien upon all the carpeting, furniture, fixtures, goods, chattels, and equipment of Tenant, which shall or may be brought or put on the demised premises, as security for the payment of the rent herein reserved. In the event Lessor exercises the option to terminate the Lease, and to re-enter and relet the premises as provided in this Lease, the Lessor may take possession of all of the Lessee's property on the premises and sell the same at public or private sale after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, for cash or on credit, or for such price and terms as Lessor deems best, with or without having the property present at the sale. The proceeds of the sale shall, to the extent not prohibited by law, be applied first to the necessary and proper expenses of removing, storing and selling the property including attorney's fees, then to the payment of any rent due or to become due under this Lease, with the balance, if any, to be paid to Lessee. Landlord agrees to execute a subordination agreement on the equipment.

         25. INDEMNITY BY TENANT AND LIABILITY INSURANCE.

                  25.1 Tenant shall protect, save and keep Landlord harmless and indemnified against any loss, costs, damage or expense, including reasonable attorney's fees incurred by Landlord in the defense or payment of any .claim arising out of or from any accident or other occurrence in the demised premises causing injury or damage to any person or property, due or claimed to be due to any act, failure to act or negligence on the part of Tenant, its agents, employees, invitees, or licensees, or due or claimed to be due to any failure of Tenant, its agents, employees, invitees, or licensees, to comply with or perform any of the requirements of this Lease on its part to be performed, or due or, claimed to be due to any use of the demised premises by Tenant, its agents, employees, invitees, licensees or lessees.

                  25.2 Tenant agrees to procure and maintain a policy or policies of insurance at its own cost and expense with a company authorized and permitted to do business in the State of Florida, indemnifying Landlord from all claim, demands or actions arising or claimed to have arisen because of the injury to, or death of, any one or more persons in any one occurrence in amounts of not less than $1,000,000.00 and because of damage to property in amounts of not less than $500,000.00 made by or on behalf' of any one or more persons or corporations alleged to have arisen from, been related to, or been connected with the conduct and operation of Tenant's business in the demised premises, or Tenant's occupancy thereof.

Furthermore, if experience during the term of this Lease shows the above coverage to be insufficient, additional coverage will be procured by the Tenant at Landlord's request. The insurance shall not be subject to cancellation except after at least ten (10) days prior written. notice to Landlord. The policy or policies, or duly executed certificates or certificates for the same, together with satisfactory evidence of the payments of the premium thereon, shall be deposited with Landlord at the commencement of the term and renewals thereof not less than ninety (90) days prior to the expiration of the term of such coverage.

         26. OUTSIDE AREAS. Tenant shall keep any outside area and common area immediately adjoining the demised premises clean and free from dirt and rubbish, and Tenant shall not permit any obstruction or any merchandise, packing containers, and materials to be placed or kept in such areas.

         27. HOLDING OVER. In the event Tenant remains in possession of the demised premises after the expiration of the tenancy created by this Lease, and without the execution of a new Lease, Tenant shall be deemed to be occupying the demised premises as a tenant from month to month. at two hundred percent (200%) of fixed base rent for the last month of the Lease, subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

         28. LANDLORD'S COVENANTS.

                  28.1 The Landlord covenants and agrees with Tenant that so long as Tenant shall pay the rent and keep and perform the other covenants of this Lease to be kept and performed by Tenant, Tenant shall peaceably and quietly hold the demised premises without any interference from the Landlord.

                  28.2 Landlord warrants that the demised premises comply with all applicable rules, orders, regulations and laws respecting zoning and fire prevention and that the plumbing and electrical will be in good working order at the commencement of this Lease, Landlord will, at his expense, repair any defects in the plumbing and electrical of which he is notified within seven (7) days after occupancy of the demised premises by Tenant, but in no event shall the Landlord's obligation to repair last more than 30 days after the Lease commences.

         29. OPERATION OF BUSINESS. Tenant agrees to keep the demised premises open for business at least eleven months of each calendar year. During the time that the business may be closed, the demised premises should be kept so as to appear that they are still open for business in so far as is practicable.

         30. WAIVER OF HOMESTEAD. Tenant hereby waives and renounces for himself and family any and all homestead and exemption rights he may have now, or hereafter, under or by virtue of the constitution and laws of the State of Florida, or of any other State, or of the United States, as against the payment of said rental or any portion hereof, or any other obligation or damage that may accrue under the terms of this Lease.

         31. TIME OF ESSENCE. It is understood and agreed that time is of the essence of this Lease and this applies to all terms and conditions contained in this Lease.

         32. MECHANICS LIENS. The parties acknowledge that no improvements or repairs are required by this Lease, and any improvements or repairs to the demised premises which may be made shall be at Tenant's sole expense, unless otherwise specifically provided in this Lease. Tenant agrees that it shall not under any circumstances permit or allow a mechanics lien to be filed against the Landlord's property as a result of work or materials provided to the demised premises. If any mechanics lien shall be filed against Landlord's property as a result of work or materials provided to the demised premises, the Tenant shall cause the lien to be removed to a bond as provided by Florida's Mechanic's Lien Law within seven days after Landlord's demand. Failure to remove the lien to bond within seven days after demand constitutes a default under this Lease and shall, at Landlord's option, be grounds for forfeiture of this Lease.

         33. BINDING EFFECT. This Lease shall bind Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

         34. NOTICES. All notices, consents, requests, payments and other communications required or permitted to be sent by this Lease shall be in writing and shall be delivered in person or sent by registered or certified mail, return receipt requested, to the proper address of the other party to this Lease, which address shall be (unless and until another address is furnished by notice):

                  If to Landlord, to:                1361 Airport Road North
                                                     Naples, Florida 33942

                  If to Tenant, to:                  Fischer International
                                                     3506 Merchantile Avenue
                                                     Bay B & C
                                                     Naples, Florida 33942

Notices shall be effective and deemed delivered when properly addressed and deposited with the United States or Canadian Post Office for delivery, postage prepaid.

         35. NON WAIVER OF BREACH. No waiver of a breach of any of the covenants or conditions of this Lease shall be construed to be a waiver of any succeeding breach of that same covenant, condition or any other covenant or condition.

         36. OPTION TO RENEW. So long as Tenant is not in default of this Lease, Tenant shall have the option to renew this Lease of the demised premises for a further term of One/Four year term, under and subject to the same covenants and agreements as are herein contained. The rent for the renewal options shall be as follows:

                     ANNUAL BASE RATE                       MONTHLY BASE RENT
                     ----------------                       -----------------
                        $66,974.39                              $5,581.20

The rental rate for the renewal options shall escalate as outlined in Addendum "A" hereto attached. Tenant must exercise the option by notifying Landlord in writing not less than one hundred eighty (180) days prior to the expiration of the term granted by this Lease. Tenant's right to renew is void if Tenant is not in compliance with all terms and conditions of this Lease at the time the renewal period commences.

         37. HEADINGS. The headings to the several articles of this Lease are for convenient reference only and shall not be construed as limited or changing the context of any article.

         38. SEVERABILITY. Each paragraph and provision of this Lease and any part thereof, is an independent paragraph, provision or part thereof, and the holding of any paragraph, provision or part thereof to be void or ineffective for any reason whatsoever does not affect the validity or effectiveness of any other paragraph, provision or part thereof.

         39. ENTIRE AGREEMENT. This instrument contains the entire agreement of Landlord and Tenant. No oral amendment, modification, or understanding shall be made, but only an agreement in writing signed by the parties shall be valid as an amendment, modification or change to this Lease.

         40. LEASE COMMENCEMENT. This Lease will commence on the 1st day after the Certificate of Occupancy is issued or when tenant moves in which ever occurs first.

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purposes herein expressed, the day and year above written.

Signed, Sealed and Delivered
in the presence of

                                          ARNOLD INDUSTRIAL PARK ("Landlord")

/s/ LAMONA D. ANVIL                       By:/s/ JOHN L. ARNOLD
                                             ------------------
                                             John L. Arnold

                                          FISCHER INTERNATIONAL ("Tenant")

/S/ PATRICIA JAN PALMER                   By:/s/ M.L. MENUDA
                                             ---------------

                             ARNOLD INDUSTRIAL PARK
                             1361 AIRPORT ROAD NORTH
                              NAPLES, FLORIDA 34104
                       (941) 643-6333 FAX: (941) 643-6625

October 20, 1997

HAND DELIVERY TO:  MR. ART WEBBER

For: Mr. Mike Battaglia, President and CEO
Fischer International Systems Corporation
3506 Mercantile Avenue
Naples, Florida  34104

Re:      Lease Renewals with Arnold Industrial Park

Dear Mike,

This letter reflects our latest proposal for leasing the facilities you are presently occupying, and negates any previous offer.

We agree to lease you 3506 Mercantile Avenue, Bays A, B, and C (15,000 square feet) for three (3) years commencing January 1, 1998 at- a rate of $7.50 per square foot plus all common use maintenance, taxes, insurance and sales tax. The lease rate shall escalate by 5% annually over the previous year's rate.

We agree to lease the 3390 Mercantile Avenue building (10,400 square feet) for two (2) years commencing January 1, 1998 at a rate of $7.50 per square foot plus all common area maintenance, taxes, insurance and sales tax. The lease rate for the second year shall escalate by 5% over the first year's rate.

The breakout of your costs are attached hereto. You are presently paying $22,054.52 per month. With the new lease rates, the monthly payment drops to $18,902.57 per month.

Arnold Industrial Park agrees that these leases will terminate if a new facility is constructed for Fischer International.

If you have questions, please feel free to contact me at 643-6333,

Very truly yours,
ARNOLD INDUSTRIAL PARK

John L. Arnold

Accepted:

Date:  11/12/97                                  By: /s/ MICHAEL S. BATTAGLIA
                                                     ---------------------------
                                                         President and CEO

            ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSIGNMENT OF LEASE

         THIS AGREEMENT dated this 1ST day JUNE, 1999, among FISCHER INTERNATIONAL SYSTEMS CORPORATION, hereinafter referred to as "Assignor", and SMART DISK CORPORATION, hereinafter referred to as "Assignee", and ARNOLD INDUSTRIAL PARK, hereinafter referred to as "Lessor".

                                   WITNESSETH:

         WHEREAS, the Assignor is the Tenant under a lease dated October 4, 1993, between the Lessor and the Assignor, covering premises located in the City of Naples, Collier County, Florida, more commonly known as 3506 Mercantile Avenue, Bays A, B & C, Naples, Florida ("Lease'"), which is incorporated herein by reference and made part hereof and desires to assign its interest in said Lease to Assignee, and

         WHEREAS, the Assignee desires to acquire Assignor's interest in and to the Lease; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

         1. ASSIGNMENT: Assignor assigns to Assignee as of JUNE 1, 1999 ("Effective Date"), all Assignor's right, title and interest in the Lease; provided that Assignor shall continue to remain fully liable and responsible for the performance of the covenants to be performed by Tenant under the Lease.

         2. ASSUMPTION OF LIABILITY. The Assignee will, from and after the Effective Date, assume the performance of all of the terms, covenants and conditions of the Lease and agrees to pay the rent reserved under the Lease and will perform all the terms, covenants and conditions of the Lease; all with full force and effect as if the assignee had signed the Lease originally as tenant named herein.

         3. INDEMNIFICATION. From and after the Effective Date, Assignee will indemnify and hold harmless Assignor and its officers, employees, and agents from any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorneys' fees and expenses of defense which Assignor may suffer, incur or be liable for by reason of or arising out of the failure or refusal of Assignee to comply with, observe or perform the terms, covenants, condition and obligations of Assignor under the Lease.

         4. CONSENT. The Lessor consents to the assignment of the Lease by assignor to the assignee upon the express condition that no further assignment of the Lease shall be made without Assignee under the terms of the original Lease.

         5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile copies of this Agreement shall have full legal force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Assignment, Assumption and Consent to Assignment of Lease as of the Effective Date written above.

WITNESSES:                               ASSIGNOR:
                                         Fischer International Systems Corp.

/s/ HAROLD MCCABE                        /s/ JOHN WYNKOOP
----------------------------------       ------------------------------------
Print Name: Harold McCabe                By:  John Wynkoop, Secretary

/s/ ELLEN L. BRADLEY
----------------------------------
Print Name: Ellen L. Bradley

                                         ASSIGNEE:
                                         Smart Disk Corporation

/s/ QURESH SACHEE                        /s/ MICHAEL S. BATTAGLIA
----------------------------------       ------------------------------------
Print Name: Quresh Sachee                By: Michael S. Battaglia, President and
                                                  CEO

/s/ ELLEN L. BRADLEY
----------------------------------
Print Name: Ellen L. Bradley

                                         LESSOR:
                                         Arnold Industrial Park

/s/ JULIE M. HILBURN                     /s/ JOHN L. ARNOLD
-----------------------------------      ------------------------------------
Print Name: Julie M. Hilburn             By:  John L. Arnold, Partner

/s/ GLENNA S. TOLSON
-----------------------------------
Print Name: Glenna S. Tolson

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